Exhibit 10.4

[FORM OF]

REVOLVING NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrowers”), hereby promises to pay to                           or registered assigns (the “Lender”), in accordance with the provisions of the Senior Secured Credit Agreement dated as of April 1, 2008 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among Mac-Gray Corporation, a Delaware corporation (the “Parent Borrower”), Mac-Gray Services, Inc., a Delaware corporation (“MGS”), Intirion Corporation, a Delaware corporation (“Intirion”; together with the Parent Borrower and MGS, each a “Borrower” and collectively, the “Borrowers”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

The Borrowers promise to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Revolving Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Revolving Note.

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THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

MAC-GRAY CORPORATION

By:
Name:
Title:

MAC-GRAY SERVICES, INC.

By:
Name:
Title:

INTIRION CORPORATION

By:
Name:
Title: